UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       January 8, 2004

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification No.)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:
(801) 345-6100

N/A
(Former name or former address, if changed since last report)

Item 5.      Other Events.

On January 8, 2004, Nu Skin Enterprises issued a press release announcing its implementing alternative production plans related to its encapsulated nutritional supplements following the recent identification of bovine spongiform encephalopathy (BSE) or Mad Cow Disease in the United States. The third paragraph only of the press release appearing on Exhibit 99.1 is filed and incorporated by reference in Item 5 of this report.

Item 7.       Financial Statements and Exhibits.

                 (c) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated January 8, 2004.

Item 12.       Results of Operations and Financial Condition.

On January 8, 2004, Nu Skin Enterprises issued a press release providing revenue and other financial data for the quarter ended December 31, 2003 and certain other information. A copy of Nu Skin Enterprises’ press release is attached as Exhibit 99.1 to this report and incorporated by reference.

The information furnished in this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated January 8, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/  Ritch N. Wood
Ritch N. Wood
Chief Financial Officer

Date: January 8, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release dated January 8, 2004.